                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                               Effective Date
----                                                                               --------------
Schwab International Index Fund - Investor Shares                                  July 21, 1993

Schwab International Index Fund - Select Shares                                    April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                      October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                        April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset                September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset              September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset          September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                                     February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                              February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                  May 21, 1996

Schwab International MarketMasters Fund - Investors Shares (formerly               September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly known            April 1, 2004
as Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares (formerly known as                October 13, 1996
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly known as Schwab           June 1, 2004
MarketManager Growth Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund - Investor Shares (formerly known as            October 13, 1996
Schwab MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select Shares (formerly known as              June 1, 2004
Schwab MarketManager Balanced Portfolio and

Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares (formerly known as           August 3, 1997
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares (formerly known as             June 1, 2004
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset           April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                                  October 28, 1998

Institutional Select Large Cap-Value Index Fund                                    October 28, 1998

Institutional Select Small-Cap Value Index Fund                                    October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                             April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                               April 15, 1999

Communications Focus Fund                                                          May 15, 2000

Financial Services Focus Fund                                                      May 15, 2000

Health Care Focus Fund                                                             May 15, 2000

Technology Focus Fund                                                              May 15, 2000

Schwab Hedged Equity Fund                                                          August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                                     June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                       June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                                      September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                        September 2, 2003

                                    SCHWAB CAPITAL TRUST

                                    By:
                                        -------------------------------
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                    CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                    By:
                                        -------------------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer


Dated as of June 1, 2004

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

{PRIVATE} Fund                                                          Fee
          ----                                                          ---
Schwab International Index Fund                                         Seventy-one-hundredths of one percent
                                                                        (0.70%) of the Fund's average daily net
                                                                        assets not in excess of $300,000,000 and
                                                                        sixty one-hundredths of one percent (0.60%)
                                                                        of such assets over $300,000,000

Schwab Small-Cap Index Fund                                             Fifty-one-hundredths of one percent (0.50%)
                                                                        of the Fund's average daily net assets not
                                                                        in excess of $300,000,000 and forty-five
                                                                        one-hundredths of one percent (0.45%) of
                                                                        such assets over $300,000,000

Schwab MarketTrack Growth Portfolio (formerly known as Schwab           Fifty-four one-hundredths of one percent
Asset Director-High Growth Fund)                                        (0.54%) of the Fund's average daily net
                                                                        assets not in excess of $500 million, and
                                                                        forty nine-one hundredths of one percent
                                                                        (0.49%) of such net assets over $500 million

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab         Fifty-four one-hundredths of one percent
Asset Director-Balanced Growth Fund)                                    (0.54%) of the Fund's average daily net
                                                                        assets not in excess of $500 million, and
                                                                        forty nine-one-hundredths of one percent
                                                                        (0.49%) of such net assets over $500 million

Schwab MarketTrack Conservative Portfolio (formerly known as            Fifty-four one-hundredths of one percent
Schwab Asset Director-Conservative Growth Fund)                         (0.54%) of the Fund's average daily net
                                                                        assets not in excess of $500 million, and
                                                                        forty nine-one-hundredths of one percent
                                                                        (0.49%) of such net assets over $500 million

Schwab S&P 500 Fund                                                     Thirty-six one-hundredths of one
                                                                        percent (0.36%) of the Fund's
                                                                        average daily net assets not in
                                                                        excess of $1 billion; thirty-three
                                                                        one hundredths of one percent
                                                                        (0.33%) of such net assets over $1
                                                                        billion, but not more than $2
                                                                        billion; and thirty-one one
                                                                        hundredths of one percent (0.31%) of
                                                                        such net assets over $2 billion

{PRIVATE} Fund                                                          Fee
          ----                                                          ---
Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)       Fifty-four one-hundredths of one
                                                                        percent (0.54%) of the Fund's
                                                                        average daily net assets not in
                                                                        excess of $500 million, and forty
                                                                        nine-one-hundredths of one percent
                                                                        (0.49%) of such net assets over $500
                                                                        million

Schwab International MarketMasters Fund - Investor Shares               One percent and forty one-hundredths
(formerly known as Schwab MarketManager International Portfolio         of one percent (1.40%) of the Fund's
and Schwab OneSource Portfolios-International)                          average daily net assets

Schwab International MarketMasters Fund - Select Shares (formerly       One percent and forty one-hundredths
known as Schwab MarketManager International Portfolio and Schwab        of one percent (1.40%) of the Fund's
OneSource Portfolios-International)                                     average daily net assets

Schwab U.S. MarketMasters Fund - Investor Shares (formerly known        One percent (1.00%) of the Fund's
as Schwab MarketManager Growth Portfolio and Schwab OneSource           average daily net assets
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly known as
Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investor Shares (formerly          Eighty-five one-hundredths of one
known as Schwab MarketManager Balanced Portfolio and Schwab             percent (0.85%) of the Fund's
OneSource Portfolios-Balanced Allocation)                               average daily net assets

Schwab Balanced MarketMasters Fund - Select Shares (formerly known as Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares (formerly         One percent and thirty
known as Schwab MarketManager Small Cap Portfolio and Schwab            one-hundredths of one percent
OneSource Portfolios-Small Company)                                     (1.30%) of the Fund's average daily
                                                                        net assets

Schwab Small-Cap MarketMasters Fund - Select Shares (formerly known as Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as             Fifty-four one-hundredths of one percent
Schwab Asset Director-Aggressive Growth Fund)                           (0.54%) of the Fund's average daily net
                                                                        assets not in excess of $500 million, and
                                                                        forty nine-one-hundredths of one percent
                                                                        (0.49%) of such net assets over $500 million

{PRIVATE} Fund                                                          Fee
          ----                                                          ---
Institutional Select S&P 500 Fund                                       Twenty one hundredths of one percent
                                                                        (0.20%) of the Fund's average daily
                                                                        net assets not in excess of $1
                                                                        billion; and eighteen one hundredths
                                                                        of one percent (0.18%) of such net
                                                                        assets over $1 billion.

Institutional Select Large-Cap Value Index Fund                         Twenty one hundredths of one percent
                                                                        (0.20%) of the Fund's average daily
                                                                        net assets not in excess of $1
                                                                        billion; and eighteen one hundredths
                                                                        of one percent (0.18%) of such net
                                                                        assets over $1 billion

Institutional Select Small-Cap Value Index Fund                         Twenty-five one-hundredths of one
                                                                        percent (0.25%) of the Fund's
                                                                        average daily net assets not in
                                                                        excess of $1 billion; and
                                                                        twenty-three one hundredths of one
                                                                        percent (0.23%) of such net assets
                                                                        over $1 billion

Schwab Total Stock Market Index Fund                                    Thirty one hundredths of one percent
                                                                        (0.30%) of the Fund's average daily
                                                                        net assets not in excess of $500
                                                                        million; and twenty-two one
                                                                        hundredths of one percent (0.22%) of
                                                                        such net assets over $500 million

Communications Focus Fund                                               Fifty-four one-hundredths of one
                                                                        percent (0.54%) of the Fund's
                                                                        average daily net assets

Financial Services Focus Fund                                           Fifty-four one-hundredths of one
                                                                        percent (0.54%) of the Fund's
                                                                        average daily net assets

Health Care Focus Fund                                                  Fifty-four one-hundredths of one
                                                                        percent (0.54%) of the Fund's
                                                                        average daily net assets

Technology Focus Fund                                                   Fifty-four one-hundredths of one
                                                                        percent (0.54%) of the Fund's
                                                                        average daily net assets

Schwab Hedged Equity Fund                                               One percent and seventy-five
                                                                        one-hundredths of one percent
                                                                        (1.75%) of the Fund's average daily
                                                                        net assets

Schwab Small-Cap Equity Fund                                            One percent and five one-hundredths
                                                                        of one percent (1.05%) of the Fund's
                                                                        average daily net assets

Schwab Dividend Equity Fund TM  -                                       Eighty-five one-hundredths of one
Investor Shares                                                         percent (0.85%) of the Fund's
                                                                        average daily assets

Schwab Dividend Equity Fund -                                           Eighty-five one-hundredths of one
Select Shares                                                           percent (0.85%) of the Fund's
                                                                        average daily assets

                                    SCHWAB CAPITAL TRUST

                                    By:
                                        --------------------------------
                                         Stephen B. Ward,
                                         Senior Vice President
                                         and Chief Investment Officer

                                    CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                    By:
                                        --------------------------------
                                          Randall W. Merk,
                                          President and Chief Executive Officer


Dated as of June 1, 2004